UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2021

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 6, 2021, the shareholders of The Greenbrier Companies, Inc. (the “Company”) approved The Greenbrier Companies, Inc. 2021 Stock Incentive Plan (the “2021 Plan”) at the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The 2021 Plan was previously approved by the Company’s Board of Directors (the “Board”), upon recommendation by the Company’s Compensation Committee (the “Committee”), subject to shareholder approval at the Annual Meeting. The 2021 Plan became effective on January 6, 2021, immediately following the Annual Meeting. The 2021 Plan replaces The Greenbrier Companies, Inc. 2017 Amended and Restated Stock Incentive Plan (the “2017 Plan”). No new awards will be granted under the 2017 Plan.

The following is a summary of the principal provisions of the 2021 Plan. The following summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Plan, which was attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on November 12, 2020 (the “Definitive Proxy Statement”) and is incorporated herein by reference. In addition, a more detailed summary of the 2021 Plan can be found on pages 46-51 of the Definitive Proxy Statement, which description is incorporated herein by reference.

The 2021 Plan authorizes the issuance of an additional 1,500,000 shares of the Company’s Common Stock. In addition to these newly authorized shares, any shares previously reserved and available for issuance, but not issued or subject to outstanding awards, under the 2017 Plan as of the effective date of the 2021 Plan will become available for issuance under the 2021 Plan, as will any shares that are subject to outstanding awards under the 2017 Plan as of the effective date of the 2021 Plan to the extent such shares are not issued and cease to be subject to such awards following the effective date of the 2021 Plan, up to an aggregate maximum of 1,349,569 shares.

The Board or the Committee is authorized to administer the 2021 Plan. The Board or the Committee may delegate concurrent administration of the 2021 Plan to other committees consisting of one or more members of the Board or to one or more officers in accordance with the 2021 Plan’s terms and any conditions established by the Board or the Committee. The plan administrator is authorized to select the individuals to be granted awards and, subject to the terms of the 2021 Plan, to determine the types of awards to be granted, the number of shares subject to awards and the other terms, conditions and provisions of such awards.

Awards may be granted under the 2021 Plan to the Company’s employees, officers, directors, consultants, agents, advisors and independent contractors and those of the Company’s affiliates. Under the 2021 Plan, the Committee may grant stock awards, restricted stock and stock units, performance awards, stock options, stock appreciation rights and other stock or cash-based awards.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On January 6, 2021, as part of its ordinary course recurrent review of Company codes and policies, the Board adopted amendments to the Company’s Code of Business Conduct and Ethics (the “Code”), which applies to each of the Company’s officers, directors, employees, agents and representatives. The amendments were adopted to, among other things, more fully describe procedures for identifying and reporting potential conflicts of interest.

The new Code, as amended, supersedes the Company’s existing Code of Business Conduct and Ethics previously adopted by the Board. The adoption of the new Code did not relate to or result in any waiver, whether explicit or implicit, of any provision of the existing code. The foregoing description of the new Code does not purport to be complete and is qualified in its entirety by reference to the full text of the new Code, as amended, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

The new Code, as amended, is available under the “Investors” section of the Company’s website, located at https://investors.gbrx.com/corporate-governance. The contents of the Company’s website are not incorporated by reference in this report or made a part hereof for any purpose.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of the Company held virtually on January 6, 2021, five proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, on each proposal are set forth below.

Proposal 1: Election of Directors

A vote was taken at the Annual Meeting for the election of three directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2024, or until their successors are elected and qualified. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Broker Non- Votes
William A. Furman	25,161,127	709,887	3,717,835
Charles J. Swindells	25,331,239	539,775	3,717,835
Kelly M. Williams	25,203,860	667,154	3,717,835

Proposal 2: Advisory Approval of Executive Compensation

A vote was taken at the Annual Meeting on the proposal to approve as a non-binding advisory resolution the 2020 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non- Votes
24,822,296	916,259	132,459	3,717,835

Proposal 3: Approval of 2021 Stock Incentive Plan

A vote was taken at the Annual Meeting on the proposal to approve the 2021 Plan. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non- Votes
24,413,393	1,361,371	96,250	3,717,835

Proposal 4: Ratification of Appointment of Independent Auditors

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2021. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the ratification, or that abstained from voting were as follows:

Votes for Approval	Votes against Approval	Votes Abstained
28,761,119	771,950	55,780

Proposal 5: Shareholder Proposal Entitled “Independent Board Chair”

A vote was taken at the Annual Meeting on a shareholder proposal entitled ‘Independent Board Chair’. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the proposal, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non- Votes
6,501,904	19,276,791	92,319	3,717,835

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 8, 2021	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, Chief Compliance Officer and General Counsel